UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2010

Hercules Technology Growth Capital, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	814-00702	74-3113410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of Principal Executive Offices)	(Zip Code)

(650) 289-3060
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2010, Hercules Technology Growth Capital, Inc., a Maryland corporation (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 32,522,399 shares of the Company’s common stock. The following matters were submitted at the Annual Meeting to the stockholders for consideration:

1.	To elect one director of the Company who will serve for three years or until his successor is elected and qualified;
2.	To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;
3.	To approve a proposal to authorize the Company to sell or otherwise issue up to 20% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share (“NAV”);
4.	To approve a proposal to authorize the Company to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the fair market value per share but may be below the Company’s then current NAV; and

Manual A. Henriquez was elected to serve as a Class III Director until the 2013 annual meeting of stockholders, or until his successor is elected and qualified and proposals 2, 3 and 4 were approved by the Company’s stockholders. The detailed final voting results of the shares voted with regard to each of these matters are as follows:

1.	Election of Class III directors:

	For	Withheld
Manuel A. Henriquez	22,592,419	1,441,814

Continuing directors whose terms did not expire at the Annual Meeting were as follows: Robert P. Badavas, Joseph W. Chow and Allyn C. Woodward, Jr.

2.	Ratification of the selection Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstain
32,291,608	149,424	81,367
3.	Approval to authorize the Company to sell or otherwise issue up to 20% of the Company’s outstanding common stock at a price below the Company’s then current NAV:
For	Against	Abstain	Broker Non-Vote
19,803,314	4,113,793	117,124	8,488,168
4.	Approval to authorize the Company to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the fair market value per share but may be below the Company’s then current NAV:

For	Against	Abstain	Broker Non-Vote
20,797,081	3,125,908	111,244	8,488,166

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hercules Technology Growth Capital, Inc.

Date: June 9, 2010	By:	/s/ Scott Harvey
Scott Harvey
Chief Legal Officer